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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 5, 2001

Commission File Number 000-26365

GOTO.COM, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4652060 (I.R.S. Employer Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103
(Address of principal executive offices)

Telephone: (626) 685-5600
(Registrant’s telephone number, including area code)

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ITEM 5. OTHER EVENTS

This Form 8-K includes updated pro forma and historical financial information related to GoTo.com’s (GoTo) acquisition of AuctionRover.com, Inc., on May 3, 2000. This updated information is required in conjunction with GoTo's concurrently filed Registration Statement (Form S-3) and related Prospectus.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Unaudited financial information of acquired business.

See exhibit 99.2

(b)	Unaudited pro forma condensed combined financial information of Registrant.

See exhibit 99.1

(c)	Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

99.2	AuctionRover.com, Inc. Condensed Financial Statements for the quarter ended March 31, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2001	GoTo.com, Inc.

By: /s/ TODD TAPPIN

Todd Tappin Chief Financial Officer and Secretary

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